EARNINGS PER SHARE	6 Months Ended
Jun. 30, 2013
EARNINGS PER SHARE
EARNINGS PER SHARE
18. EARNINGS PER SHARE

All shares issued (including the restricted shares issued under the Company's equity incentive plan) are the Company's common stock and have equal rights to vote and participate in dividends, subject to forfeiture provisions set forth in the applicable award agreement. The calculation of basic earnings per share does not consider the non-vested shares as outstanding until the time-based vesting restriction has lapsed nor for 2013 does it consider as outstanding the 17,235,773 shares issued and subsequently cancelled in connection with the Nickel Wire Transaction which was unwind (see Note 22).

The Company calculates basic and diluted (loss) earnings per share as follows:

	Six month period ended June 30,
	2013	2012
Income:
Net (loss)/income attributable to Company shareholders	$(44,485)	$5,131

Basic and Diluted (loss) /earnings per share:
Weighted average common shares outstanding, basic and diluted	32,646,929	985,530
Basic and diluted (loss)/earnings per share	$(1.36)	$5.21

Basic (loss) income per share is computed by dividing net (loss) income for the period by the weighted average number of shares of common stock outstanding for the period. Diluted loss per share data is computed by dividing net (loss) income for the period by the weighted average number of shares of common stock outstanding for the period, and excludes the effect of potential issuance of shares of common stock, as their inclusion would be anti-dilutive due to the losses continuing operations.